STARBOARD INVESTMENT TRUST

RiskX Funds

Supplement to the Prospectus,
Summary Prospectus and
Statement of Additional Information
May 21, 2015

This supplement to the Prospectus and the Statement of Information, each dated February 27, 2015 as supplemented on March 6, 2015, for the RiskX Funds ("Funds"), all series of the Starboard Investment Trust ("Trust") and to the Summary Prospectus dated February 27, 2015 for the Rx Tax Advantaged Fund, updates the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.
This supplement relates solely to the Rx Tax Advantaged Fund, a series of the Trust and is to inform shareholders of the liquidation of the Rx Tax Advantaged Fund.
Prospectus, Summary Prospectus and Statement of Additional Information

On May 21, 2015, at the recommendation of FolioMetrix LLC, the investment adviser to the Trust, the Trust's Board of Trustees (the "Board") approved the closing and subsequent liquidation of the Rx Tax Advantaged Fund (the "Fund"). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record thirty days from the date of this supplement (the "Liquidation Date").

Effective May 21, 2015, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund's Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under "Redeeming Shares" and "Exchange Feature", respectively. Shareholders of the Advisor Class shares will not incur the 1% contingent deferred sales charge on shares redeemed on or after May 21, 2015. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund's portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Investors Should Retain This Supplement for Future Reference